Exhibit 99.1

Duke Energy Coal Plants and Ash Basins

According to the U.S. Energy Information Administration, about 37 percent of all electricity generated in the United States comes from coal. All coal naturally contains inorganic matter from the rocks and minerals in the coal seam where it was mined. Coal-fired power plants burn coal to make steam, and the steam turns turbines to generate electricity. When that coal is burned, the inorganic matter in the coal becomes coal ash. Coal ash has been accumulating at sites throughout the United States for more than nine decades. Duke Energy owns and operates 28 coal plants in six states.

Different types of coal ash

Coal combustion results in two forms of ash:

•                  Fly ash — a fine material similar to the consistency of talcum powder. Fly ash accounts for about 78 percent of the coal ash generated annually in the United States.

•                  Bottom ash — a coarser material collected from the bottom of coal-fired boilers.

In addition to fly ash and bottom ash, some power plants also produce synthetic gypsum as a byproduct. This happens at coal-fired plants that have emissions-control equipment called scrubbers installed to remove sulfur dioxide emissions.

Storing and managing coal ash

If the ash is not being reused or recycled, it can be stored dry in landfills or in water in ash basins. Duke Energy has already transitioned its larger active coal-fired units to store fly ash in dry landfills and has multiple measures in place to safely and effectively manage the ash that is stored in basins.

Updated April 4, 2014 | These figures may be updated as new information becomes available.

North Carolina Ash Basins

Plant	Location	Plant status	Current ash management	Number of active ash basins(1)	Number of semi-active ash basins(1)	Number of inactive ash basins(1)	Total number of ash basins	Size (acreage of all basins)	Ash inventory in basins (tons)(2)

Allen	Belmont	Operating	Dry fly ash beneficially reused or managed in a lined landfill; basin receives bottom ash.	1	0	1	2	301	11,580,000

Asheville	Asheville	Operating	Ash managed in basin and directed to a lined fill project at airport; developing future strategy.	1	0	1	2	78	2,200,000

Belews Creek	Belews Creek	Operating	Dry fly ash beneficially reused or managed in a lined landfill; basin receives bottom ash.	1	0	0	1	342	12,610,000

Buck	Salisbury	Retired	Priority for ash basin closure.	0	4	0	4	134	6,100,000

Cape Fear	Moncure	Retired	Priority for ash basin closure.	0	0	5	5	173	4,460,000

Cliffside	Mooresboro	Operating	Unit 6 dry fly and bottom ash managed in a lined landfill; unit 5 directs ash to basins.	2	0	1	3	144	6,540,000

Dan River	Eden	Retired	Priority for ash basin closure.	0	1	1	2	43	1,170,000

H.F. Lee	Goldsboro	Retired	Priority for ash basin closure.	0	0	5	5	314	4,920,000

Marshall	Terrell	Operating	Dry fly ash beneficially reused or managed in a lined landfill; basin receives bottom ash.	1	0	0	1	450	22,270,000

Mayo	Roxboro	Operating	Dry fly ash beneficially reused or managed in a lined landfill; bottom ash managed in a lined landfill.	1	0	0	1	144	6,900,000

Riverbend	Mount Holly	Retired	Priority for ash basin closure.	0	2	0	2	69	2,730,000

Roxboro	Semora	Operating	Dry fly ash beneficially reused or managed in a lined landfill; basin receives bottom ash.	1	0	1	2	495	16,440,000

Sutton	Wilmington	Retired	Priority for ash basin closure.	0	1	1	2	135	2,600,000

Weatherspoon	Lumberton	Retired	Priority for ash basin closure.	0	0	1	1	55	1,700,000

TOTAL				8	8	17	33	2,876	102,220,000

(1) Definitions

•          Active ash basin — an ash basin that currently receives coal ash and other permitted water inflows

•          Semi-active ash basin — an ash basin that no longer receives coal ash and does receive other permitted water inflows

•          Inactive ash basin — an ash basin that no longer receives ash or other permitted water inflows

Duke Energy’s ash basins in North Carolina are regulated by North Carolina Department of Environment and Natural Resources and U.S. Environmental Protection Agency under state and federal law.

(2) This number represents ash inventory stored in ash basins. It does not represent all ash stored at a site.

South Carolina Ash Basins

Plant	Location	Plant status	Current ash management	Number of active ash basins(1)	Number of semi-active ash basins(1)	Number of inactive ash basins(1)	Total number of ash basins	Size (acreage of all basins)	Ash inventory in basins (tons)(2)

H.B. Robinson	Hartsville	Retired	Priority for ash basin closure.	0	0	1	1	55	660,000

W.S. Lee	Williamston	Operating(3)	Basins receive fly ash and bottom ash.	2	0	1	3	81	1,710,000

TOTAL				2	0	2	4	136	2,370,000

(1) Definitions

•          Active ash basin — an ash basin that currently receives coal ash and other permitted water inflows

•          Semi-active ash basin — an ash basin that no longer receives coal ash and does receive other permitted water inflows

•          Inactive ash basin — an ash basin that no longer receives ash or other permitted water inflows

Duke Energy’s ash basins in South Carolina are regulated by South Carolina Department of Health and Environmental Control and U.S. Environmental Protection Agency under state and federal law.

(2) This number represents ash inventory stored in ash basins. It does not represent all ash stored at a site.

(3) Units 1 and 2 at W.S. Lee have the potential to be retired by 2015; unit 3 is expected to be converted to natural gas by 2015.

Indiana Ash Basins

Plant	Location	Plant status	Current ash management	Number of active ash basins(1)	Number of semi-active ash basins(1)	Number of inactive ash basins(1)	Total number of ash basins	Size (acreage of all basins)	Ash inventory in basins (tons)(2)

Cayuga	Cayuga	Operating	Basins receive fly ash and bottom ash. Transitioning to dry fly ash managment; basins will continue to receive bottom ash.	4	0	1	5	227	9,540,000

Edwardsport	Edwardsport	Operating	Ash was removed from the basin prior to synthetic liner installation. The lined basin continues to be used as part of the new IGCC plant’s permitted water treatment system.	0	0	2	2	9	0

Gallagher	New Albany	Operating	Dry fly ash beneficially reused or managed in a lined landfill; basins receive bottom ash.	2	0	2	4	129	5,830,000

Gibson	Owensville	Operating	Dry fly ash beneficially reused or managed in a lined landfill; basins receive bottom ash.	4	0	3	7	648	16,990,000

Wabash River	Terre Haute	Operating(3)	Basins receive fly ash and bottom ash from all units. Most fly ash from unit 6 is handled dry and benificially reused.	4	0	1	5	200	3,230,000

TOTAL				14	0	9	23	1,212	35,590,000

(1) Definitions

•          Active ash basin — an ash basin that currently receives coal ash and other permitted water inflows

•          Semi-active ash basin — an ash basin that no longer receives coal ash and does receive other permitted water inflows

•          Inactive ash basin — an ash basin that no longer receives ash or other permitted water inflows

The Indiana Department of Environmental Management regulates discharge to surface waterways at Duke Energy’s facilities in Indiana under the authority of the Clean Water Act, through an agreement with the U.S. Environmental Protection Agency.

(2) This number represents ash inventory stored in ash basins. It does not represent all ash stored at a site.

(3) Units 2 through 5 at Wabash River have the potential to be retired by 2015; unit 6 has the potential to be converted to natural gas or retired by 2016.

Ohio Ash Basins

Plant	Location	Plant status	Current ash management	Number of active ash basins(1)	Number of semi-active ash basins(1)	Number of inactive ash basins(1)	Total number of ash basins	Size (acreage of all basins)	Ash inventory in basins (tons)(2)

Beckjord	New Richmond	Units 1 — 4, retired; units 5, 6 operating(3)	Basins receive fly ash and bottom ash from units 5 and 6.	3	0	1	4	167	5,190,000

Miami Fort(4)	North Bend	Operating(4)	Dry fly ash beneficially reused or managed in a lined landfill; basins receive bottom ash.	2	0	0	2	53	770,000	(4)

Zimmer	Moscow	Operating	Dry fly ash beneficially reused or managed in a lined landfill; bottom ash managed in a lined landfill.	0	0	0	0	0	0

TOTAL				5	0	1	6	220	5,960,000

(1) Definitions

•          Active ash basin — an ash basin that currently receives coal ash and other permitted water inflows

•          Semi-active ash basin — an ash basin that no longer receives coal ash and does receive other permitted water inflows

•          Inactive ash basin — an ash basin that no longer receives ash or other permitted water inflows

Duke Energy’s ash basins in Ohio are regulated by Ohio Department of Natural Resources, Ohio Environmental Protection Agency and U.S. Environmental Protection Agency under state and federal law.

(2) This number represents ash inventory stored in ash basins. It does not represent all ash stored at a site.

(3) Units 5 and 6 at Beckjord have the potential to be retired by 2015.

(4) Unit 6 at Miami Fort serves Duke Energy Kentucky and has the potential to be retired by 2015. The ash inventory number represents ash from all units at Miami Fort, including unit 6.

Kentucky Ash Basins

Plant	Location	Plant status	Current ash management	Number of active ash basins(1)	Number of semi-active ash basins(1)	Number of inactive ash basins(1)	Total number of ash basins	Size (acreage of all basins)	Ash inventory in basins (tons)(2)

East Bend	Union	Operating	Dry fly ash managed in a lined landfill; basin receives bottom ash.	1	0	0	1	53	1,520,000

Miami Fort(3)	North Bend, OH	Operating(3)	Basin receives fly ash and bottom ash.	N/A(3)	N/A(3)	N/A(3)	N/A(3)	N/A(3)	N/A	(3)

TOTAL				1	0	0	1	53	1,520,000

(1) Definitions

•          Active ash basin — an ash basin that currently receives coal ash and other permitted water inflows

•          Semi-active ash basin — an ash basin that no longer receives coal ash and does receive other permitted water inflows

•          Inactive ash basin — an ash basin that no longer receives ash or other permitted water inflows

Duke Energy’s ash basins in Kentucky are regulated by Kentucky Department for Environmental Protection and U.S. Environmental Protection Agency under state and federal law. Miami Fort is regulated by Ohio state agencies, as it is located in Ohio.

(2) This number represents ash inventory stored in ash basins. It does not represent all ash stored at a site.

(3) Unit 6 at Miami Fort serves Duke Energy Kentucky and has the potential to be retired by 2015. For basin statistics, see the Ohio Ash Basins information on page 7.

Florida Ash Basins

Plant	Location	Plant status	Current ash management	Number of active ash basins(1)	Number of semi-active ash basins(1)	Number of inactive ash basins(1)	Total number of ash basins	Size (acreage of all basins)	Ash inventory in basins (tons)(2)

Crystal River	Crystal River	Operating(3)	Dry fly ash and bottom ash beneficially reused or managed in a landfill.	0	1	1	2	41	0

TOTAL				0	1	1	2	41	0

(1) Definitions

•          Active ash basin — an ash basin that currently receives coal ash and other permitted water inflows

•          Semi-active ash basin — an ash basin that no longer receives coal ash and does receive other permitted water inflows

•          Inactive ash basin — an ash basin that no longer receives ash or other permitted water inflows

Duke Energy’s ash basins in Florida are regulated by Florida Department of Environmental Protection and U.S. Environmental Protection Agency under state and federal law.

(2) This number represents ash inventory stored in ash basins. It does not represent all ash stored at a site.

(3) Units 1 and 2 at Crystal River have the potential to be retired in 2018.